UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2010

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, Dr Pepper Snapple Group, Inc. (the "Company") announced that Martin M. Ellen will become the Company's Executive Vice President, Chief Financial Officer effective April 1, 2010. Mr. Ellen will succeed John O. Stewart, who has earlier announced his plans to retire.

Mr. Ellen, 56, has over twenty-five years experience serving as a chief financial officer with companies in the manufacturing, distribution, and service industries. For the last eight years, Mr. Ellen has served as Snap-on Incorporated's senior vice president-finance and chief financial officer.

In connection with his appointment, Mr. Ellen received and has agreed to the terms of an offer letter ("Letter of Understanding") providing for (i) an annual base salary of $525,000, (ii) a target bonus of 90% of base salary with a maximum payment of 180% of base salary, subject to CEO and compensation committee approval, (iii) eligibility for annual equity awards comprised of restricted stock units and stock options, targeted at 250% of base salary, under the Company's Omnibus Stock Incentive Plan of 2009, (iv) an initial equity grant for fiscal year 2010 with a value of $1,312,500 (with such grant being comprised of 70% restricted stock units and 30% stock options), and (v) the Company's standard executive employee benefits. The Letter of Understanding also provides that to replace the equity awards that Mr. Ellen will lose when he leaves his current employer, the Company will award Mr. Ellen non-qualified stock options and restricted stock units (comprised of 70% restricted stock units and 30% stock options) with a total cash value of $3,750,000, vesting ratably over a five year period. Mr. Ellen will also participate in the Company's Severance Pay Plan for Salaried Employees and the Company's Change in Control Severance Plan. The above description of the Letter of Understanding is a summary and is qualified in its entirety by the Letter of Understanding.

Mr. Ellen did not have any prior related transactions with the Company or any family relationships with any director or officer of the Company.

A copy of the Press Release announcing Mr. Ellen's appointment is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by the Company dated February 16, 2010 - "Dr Pepper Snapple Group Names Martin M. Ellen Chief Financial Officer".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

February 16, 2010	By:	James L. Baldwin, Jr.

Name: James L. Baldwin, Jr.
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company dated February 16, 2010 - "Dr Pepper Snapple Group Names Martin M. Ellen Chief Financial Officer"